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                                                                EXHIBIT 10.13(e)

                                                                [Execution Copy]


                                AMENDMENT NO. 4

                                      TO

                       INDENTURE AND SERVICING AGREEMENT
                             (Warehouse Facility)

                                 _____________

                           CREDITRUST FUNDING I LLC,
                                   as Issuer


                                      and


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
               as Trustee and Backup Servicer of the Receivables


                                      and


                            CREDITRUST CORPORATION,
                        as Servicer of the Receivables

                                      and

                       ASSET GUARANTY INSURANCE COMPANY
                                as Note Insurer


                         Dated as of February 29, 2000

                                 _____________


                   CREDITRUST WAREHOUSE NOTES, SERIES 1998-A

                              ___________________
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     This Amendment No. 4 to Indenture and Servicing Agreement, dated as of
February 29, 2000 (this "Amendment No. 4"), is executed by and among Creditrust Funding I LLC, as issuer (the "Issuer"), Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"), and as backup servicer (in such capacity, the "Backup Servicer"), Creditrust Corporation, individually ("Creditrust") and as servicer (the "Servicer") and Asset Guaranty Insurance Company, as note insurer (the "Note Insurer").

                                   RECITALS

     WHEREAS, the parties hereto have executed and delivered an Indenture and Servicing Agreement dated as of September 1, 1998, by and among the Issuer, the Trustee and Backup Servicer, the Servicer and the Note Insurer, as amended by Amendment No. 1 to Indenture and Servicing Agreement dated as of February 16, 1999, by and among the Issuer, the Trustee and Backup Servicer, the Servicer and the Note Insurer, Amendment No. 2 to Indenture and Servicing Agreement dated as of March 15, 1999, by and among the Issuer, the Trustee and Backup Servicer, the Servicer and the Note Insurer and Amendment No. 3 to Indenture and Servicing Agreement dated as of December 21, 1999, by and among the Issuer, the Trustee and Backup Servicer, the Servicer and the Note Insurer (collectively, the "Indenture"), relating to the Issuer's variable rate Creditrust Warehouse Notes, Series 1998-A;

     WHEREAS, the Issuer and the Servicer desire to agree to certain changes in the Indenture as set forth herein; and,

     WHEREAS, the parties hereto have obtained the consent (the "Consent") of the Noteholders evidencing not less than 66 2/3% of the Voting Interests, and the Trustee has furnished to the Rating Agency and the Placement Agent written notification of the substance of this Amendment No. 4 and the Consent.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Noteholders to the extent provided herein:


                                   ARTICLE I
                            DEFINITIONS; AMENDMENTS

     SECTION 1.1. Definitions. Any capitalized term used herein but not defined herein shall have the meaning ascribed to it in the Indenture.

     SECTION 1.2.  Amendments to Definitions.

          (a) The definition of "Servicing Fee" in the Indenture is hereby amended to delete the reference to "20%" and substitute therefor a reference to "35%".
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          (b)  The definition of "Scheduled Termination Date" in the
Indenture is hereby amended in its entirety to read as follows:

               "'Scheduled Termination Date' means February 29, 2000."
                 --------------------------

     SECTION 1.3.  Note Balance Reduction.

          Section 8.01 (o) of the Indenture is hereby amended in its entirety to read as follows:

               "(o) the Note Balance is more than $19,000,000 on the Payment Date occurring in July, 2000, after application of payments on the Notes on such date."


                                  ARTICLE II
                           MISCELLANEOUS PROVISIONS

     SECTION 2.1. Amendment. This Amendment No. 4 shall only be amended in the same manner as the Indenture shall be amended.

     SECTION 2.2. Entire Agreement; Effect. This Amendment No. 4, together with the Transaction Documents, is intended by the parties to and does constitute the entire agreement of the parties with respect to the transaction contemplated hereunder. This Amendment No. 4 supersedes any and all prior understandings, and it does not alter, amend or waive any of the terms or provisions of the Indenture except for those terms or provisions expressly amended hereby.

     SECTION 2.3. Governing Law. This Amendment No. 4 shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Amendment No. 4 shall be determined in accordance with such laws, including Section 5-1401 of the General Obligation Law of New York, but otherwise without regard to conflict of laws provisions.

     SECTION 2.4. Severability of Provisions; Counterparts. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 4 shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 4 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 4 or the Notes, or the rights of the Noteholders. This Amendment No. 4 may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

                                      -2-
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     SECTION 2.5.  Note Insurer.  This Amendment No. 4 is not evidence of any position by the Note Insurer, affirmative or negative, as to whether action by the Noteholders, or any other party, is required in addition to the execution of this Amendment No. 4 by the Note Insurer. No representation is made by the Note Insurer as to the necessity for or the satisfaction of any additional action or condition under the Indenture with respect to the amendment thereof. This Amendment No. 4 does not modify the obligations of the Note Insurer under the Policy as set forth therein.

     SECTION 2.6. Conditions Precedent. This Amendment No. 4 shall become effective as of February 29, 2000 upon the satisfaction of the following conditions precedent:

     (a) The Note Insurer shall have received fully executed counterparts of this Amendment No. 4 (which may be by facsimile); and

     (b) No event or condition has occurred and is continuing, or would result from the execution, delivery or performance of this Amendment No. 4, that would constitute an Event of Default or a Servicer Default.

     SECTION 2.7. Representations, Warranties and Covenants. Upon the effectiveness of this Amendment No. 4, each of the Issuer and the Servicer hereby remakes and reaffirms all covenants, representations and warranties made by it in the Indenture (except, in each case, to the extent that such covenants, representations or warranties expressly speak as to another date).



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      -3-
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                                 [Amendment No. 4 to Indenture - Signature Page]


     IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be duly executed by their respective officers as of the day and year first above written.


                                    CREDITRUST FUNDING I LLC,
                                     as Issuer


                                    By: _______________________________
                                        Joseph K. Rensin
                                        President

                                    CREDITRUST CORPORATION,
                                     as Servicer


                                    By: _______________________________
                                        Joseph K. Rensin
                                        Chairman and
                                        Chief Executive Officer

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, not in its individual capacity, but solely as Trustee and as Backup Servicer


                                    By: _______________________________
                                        Casey P. Kelly
                                        Corporate Trust Officer

                                    ASSET GUARANTY INSURANCE COMPANY


                                    By: _______________________________
                                        Bonita Z. Dorland
                                        Senior Vice President
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                          CONSENT TO AMENDMENT NO. 4

     The undersigned is a Noteholder under a certain Indenture and Servicing Agreement dated as of September 1, 1998, among Creditrust Funding I LLC, as issuer (the "Issuer"), Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"), and as backup servicer (in such capacity, the "Backup Servicer"), Creditrust Corporation, as servicer (the "Servicer") and Asset Guaranty Insurance Company, as note insurer (the "Note Insurer"), as amended by Amendment No. 1 to Indenture and Servicing Agreement dated as of February 16, 1999, by and among the Issuer, the Trustee and Backup Servicer, the Servicer and the Note Insurer, Amendment No. 2 to Indenture and Servicing Agreement dated as of March 15, 1999, by and among the Issuer, the Trustee and Backup Servicer, the Servicer and the Note Insurer and Amendment No. 3 to Indenture and Servicing Agreement dated as of December 21, 1999, by and among the Issuer, the Trustee and Backup Servicer, the Servicer and the Note Insurer (collectively, the "Indenture"). Any capitalized term used in this Consent without a definition shall have the meaning set forth in the Indenture.

     The undersigned hereby consents to Amendment No. 4 to the Indenture, a copy of which is attached to this Consent.


                                   BANCO SANTANDER, S.A.,
                                   New York Branch


                                   By:__________________________________
                                      John Hennessy
                                      Manager of Asset Backed Finance


                                   By:__________________________________
                                      Robert E. Schlegel
                                      Vice President